                                                                    EXHIBIT 10.4


FORM OF LEAHY OPTION GRANT #1


                   MODUS MEDIA INTERNATIONAL HOLDINGS, INC.


                       Incentive Stock Option Agreement
                    Granted Under 1997 Stock Incentive Plan
                    ---------------------------------------

1.  Grant of Option.
    ---------------

    This agreement evidences the grant by Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), on April __, 1998 to Terence M. Leahy, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1997 Stock Incentive Plan, as amended (the "Plan"), a total of [__________________] shares of common stock, $.01 par value per share, of the Company ("Common
Stock") (the "Shares") at $[__________] per Share.   Unless earlier terminated,
this option shall expire on April __, 2008 (the "Final Exercise Date").

    It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.  Vesting Schedule.
    ----------------

    (a)  Vesting.  This option will become exercisable as to _____ Shares,
         -------
representing 25% of the original number of Shares, on the first anniversary of the date of the grant of this option (the "Grant Date"); _____ Shares, representing 25% of the original number of Shares, on the second anniversary of the Grant Date; _____ Shares, representing 20% of the original number of Shares, on the third anniversary of the Grant Date; _____ Shares, representing 20% of the original number of Shares, on the fourth anniversary of the Grant Date; and _____ Shares, representing 10% of the original number of Shares, on the fifth anniversary of the Grant Date.

    (b)  Right of Exercise Cumulative. The right of exercise shall be cumulative
         ----------------------------
so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is exercisable until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

    (c)  Accelerated Vesting. Notwithstanding Section 2(a) above, upon the
         -------------------
termination of the Participant's employment within six (6) months following an "Acquisition Event" (as defined in the Plan) for any reason other than by the Company for Cause (as defined in the Participant's Employment Agreement with the Company dated as of January 1, 1998 (the "Employment Agreement")) or by the Participant without Good Reason (as defined in the Employment Agreement), this option will become exercisable as to 50% of the original number of Shares that would have otherwise become exercisable on each anniversary of the Grant Date subsequent to such termination.

    (d)  Expiration. This option shall expire upon, and will not be exercisable
         ----------
after, the Final Exercise Date.

3.  Exercise of Option.
    ------------------

    (a)  Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement and payment in full for the Shares purchased upon such exercise. Common Stock purchased upon the exercise of this option shall be paid for as follows: (i) in cash or by check, payable to the order of the Company; (ii) by delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; (iii) by delivery of shares of Common Stock owned by the Participant valued at their Fair Value (as defined below), which Common Stock was owned by the Participant at least six months prior to such delivery; (iv) if permitted by the Board, by delivery of a promissory note of the Participant to the Company on terms determined by the Board (and payment to the Company by the Participant of cash in an amount equal to the par value of the Shares purchased); or (v) any combination of the above permitted forms of payment. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional Share or for fewer than ten whole Shares.

    (b)  Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

    (c)  Termination of Relationship with the Company. If the Participant ceases
         --------------------------------------------
to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that
       -------- ----
the Participant was entitled to exercise this option on the date of such cessation.

    (d)  Exercise Period Upon Death or Disability.  If the Participant dies or
         ----------------------------------------
becomes "disabled" (as defined in the Employment Agreement) prior to the Final Exercise Date while he is an Eligible Participant and the Company has not terminated such relationship for "Cause" (as defined in the Employment Agreement), this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, provided that this
                                                              -------- ----
option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

    (e)  Discharge for Cause. If the Participant, prior to the Final Exercise
         -------------------
Date, is discharged by the Company for "Cause" (as defined in the Employment Agreement), the right to exercise this option shall terminate immediately upon the effective date of such discharge.

4.  Repurchase Rights.
    -----------------

    (a)  Repurchase.  Upon any termination of employment or service of the
         ----------
Participant with the Company, the Company shall have the right to purchase, for cash, Shares issued upon exercise of this option, upon the following terms:

         (i)  Termination for Any Reason Other Than Cause.  If the termination
               -------------------------------------------
               of employment or service of the Participant is for any reason other than Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the Fair Value (as defined below) thereof at the time of termination.

          (ii) Termination for Cause.  If the termination of employment or
               ---------------------
               service of the Participant is for Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the lesser of (x) Fair Value and
               (y) the amount paid by the Participant for such Shares.

    (b)  Termination.  The repurchase rights of the Company set forth in Section
         -----------
4(a) shall terminate upon the earliest of (i) the registration of any class of equity securities of the Company under the Securities Exchange Act of 1934, as amended

(the "Exchange Act"), (ii) the closing of the initial public offering of equity securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or (iii) the closing of an Acquisition Event.

    (c)  Exercise.  The Company must exercise its repurchase rights under this
         --------
Section 4, by written notice to the Participant, within 90 days after the termination of this option. The closing of any purchase pursuant to this Section 4 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holder of the Shares to be sold shall deliver to the Company an instrument representing such Shares, duly endorsed for transfer, and the Company shall pay the purchase price therefor, by check or wire transfer.

    (d)  Fair Value. As used in this agreement, the term "Fair Value" shall mean
         ----------
the fair value of the Shares as of the applicable date as determined in good faith by the Board of Directors of the Company, which determination shall be conclusive; provided, however, that, solely for purposes of this Section 4, in
            --------  -------
the event of a repurchase by the Company of an aggregate of 100,000 or more Shares purchased upon the exercise of the Participant's options (as adjusted for stock splits, stock dividends and similar events), the determination of Fair Value shall be subject to mutual agreement of the Company and the Participant. Absent such an agreement, Fair Value shall be determined by calculating the average of the sum of the determinations of Fair Value made by two independent investment banking firms, one of which shall be retained by the Company and one of which shall be retained by the Participant. However, if the determinations of Fair Value of such two firms differ from one another by more than 15%, the Company and the Participant shall mutually select a third independent investment banking firm to make a final determination of Fair Value with respect to the Shares then being repurchased by the Company.

    (e)  Legend. The Company may require that each certificate representing
         ------
Shares of Common Stock subject to the repurchase rights set forth in this
Section 4 shall bear a legend referencing such repurchase rights.

5.  Agreement in Connection with Public Offering.
    --------------------------------------------

    The Participant agrees, in connection with an initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause

(i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.  Withholding.
    -----------

    No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. Any such withholding tax requirements may be satisfied by (i) making a payment in cash or by personal check, certified check, bank draft or money order payable to the order of the Company, (ii) delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, (iii) delivery of whole shares of Common Stock of the Company (which the Participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the Participant has good title, free and clear of all liens and encumbrances) having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation or (iv) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of shares of Common Stock having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv), and that in event the Participant is subject to
Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Shares of Common Stock may be delivered or withheld having an aggregate Fair Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

7.  Nontransferability of Option.
    ----------------------------

    This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.  Disqualifying Disposition.
    -------------------------

    If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.  Provisions of the Plan.
    ----------------------

    This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10. Termination of Management Retention Agreements.
    ----------------------------------------------

    This agreement supersedes in its entirety any Management Retention Agreement between the Participant and the Company, and, upon the effectiveness of this agreement, any such Management Retention Agreement shall be of no further force and effect.

                         [signature on following page]

    IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                  MODUS MEDIA INTERNATIONAL
                                  HOLDINGS, INC.



Dated: April __, 1998             By:
                                     -----------------------------------

                                     Name:
                                          ------------------------------

                                     Title:
                                           -----------------------------

                            PARTICIPANT'S ACCEPTANCE

    The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1997 Stock Incentive Plan.

                                    PARTICIPANT:


                                    -----------------------------


                                    Address:
                                            ---------------------

                                            ---------------------

                        NOTICE OF STOCK OPTION EXERCISE

                              Date: ____________



Modus Media International Holdings, Inc.
2 Edgewater Drive
Norwood, MA 02062

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Modus Media International Holdings, Inc. (the "Company") 1997 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

    Name(s):          _______________________

                      _______________________

    Address:          _______________________

    Tax I.D. #:       _______________________

    I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,


_____________________________
(Signature)

                                                                    EXHIBIT 10.6

FORM OF LEAHY OPTION GRANT #2


                    MODUS MEDIA INTERNATIONAL HOLDINGS, INC.


                        Incentive Stock Option Agreement
                    Granted Under 1997 Stock Incentive Plan
                    ---------------------------------------

1.  Grant of Option.
    ---------------

    This agreement evidences the grant by Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), on April __, 1998 to Terence M. Leahy, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1997 Stock Incentive Plan, as amended (the "Plan"), a total of [__________________] shares of common stock, $.01 par value per share, of the Company ("Common
Stock") (the "Shares") at $[__________] per Share.   Unless earlier terminated,
this option shall expire on April __, 2008 (the "Final Exercise Date").

    It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.  Vesting Schedule.
    ----------------

    (a)  Vesting Upon Liquidity Condition.  This option will become exercisable
         --------------------------------
("vest") as to (i) _____ Shares, representing 25% of the original number of Shares, on the first anniversary of the date of the grant of this option (the "Grant Date"), (ii) _____ Shares, representing 25% of the original number of Shares, on the second anniversary of the Grant Date, (iii) _____ Shares, representing 20% of the original number of Shares, on the third anniversary of the Grant Date, (iv) _____ Shares, representing 20% of the original number of Shares, on the fourth anniversary of the Grant Date and (v) _____ Shares, representing 10% of the original number of Shares, on the fifth anniversary of the Grant Date; provided, however, that this option may be exercised as to
                --------  -------
shares that are vested under this Section 2(a) only if the Liquidity Condition
                                               ---- --
is met prior to such exercise. The "Liquidity Condition" shall be deemed to have been met (x) at such time on or after an "Acquisition Event" (as defined in the Plan) that the holders of shares of, or options for, the Company's Common Stock and Non-Voting Common Stock, $.01 par value per share ("Non-Voting Common Stock"), immediately prior to the Acquisition Event receive Liquid Consideration (as defined below) totalling at least $100,000,000 in exchange for their shares of, or options for, the Company's Common Stock and Non-Voting Common Stock or as a result of the sale of the shares of capital stock received by such holders in such Acquisition Event or (y) at such time after the closing of the initial underwritten public offering of the Company that the value of the outstanding shares of, or options for, the Company's Common Stock held by holders prior to the closing is at least $100,000,000. For this purpose, any options for the Company's Common Stock and Non-Voting Common Stock, and any options issued in substitution for such options pursuant to an Acquisition Event, shall be valued net of the applicable option exercise price. "Liquid Consideration" shall mean cash or shares of capital stock registered under the Securities Act of 1933, as amended (the "Securities Act"), or eligible for resale pursuant to Rule 144 under the Securities Act.

     (b)  Right of Exercise Cumulative.  The right of exercise pursuant to
          ----------------------------
Section 2(a) above shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (c)  Other Vesting.  Notwithstanding Section 2(a) above, this option will
          -------------
become vested and exercisable as to 100% of the original number of Shares upon the earlier of (i) December 31, 2004, provided that the Participant is employed by the Company on such date, and (ii) the termination of the Participant's employment following an Acquisition Event for any reason other than by the Company for Cause (as defined in the Participant's Employment Agreement with the Company dated as of January 1, 1998 (the "Employment Agreement")) or by the Participant without Good Reason (as defined in the Employment Agreement).

     (d)  Expiration.  This option shall expire upon, and will not be
          ----------
exercisable after, the Final Exercise Date.

3.   Exercise of Option.
     ------------------

     (a)  Form of Exercise.  Each election to exercise this option shall be in
          ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement and payment in full for the Shares purchased upon such exercise. Common Stock purchased upon the exercise of this option shall be paid for as follows: (i) in cash or by check, payable to the order of the Company; (ii) by delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; (iii) by delivery of shares of Common Stock owned by the Participant valued at their Fair Value (as defined below), which Common Stock was owned by the Participant at least six months prior to such delivery; (iv) if permitted by the Board, by delivery of a promissory note of the Participant to the Company on terms determined by the Board (and payment to the Company by the Participant of cash in an amount equal to the par value of the Shares purchased); or (v) any combination of the above permitted forms of payment. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional Share or for fewer than ten whole Shares.

     (b)  Continuous Relationship with the Company Required.  Except as
          -------------------------------------------------
otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c)  Termination of Relationship with the Company. If the Participant
          --------------------------------------------
ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that
       -------- ----
the Participant was entitled to exercise this option on the date of such cessation.

     (d)  Exercise Period Upon Death or Disability.  If the Participant dies or
          ----------------------------------------
becomes "disabled" (as defined in the Employment Agreement) prior to the Final Exercise Date while he is an Eligible Participant and the Company has not terminated such relationship for "Cause" (as defined in the Employment Agreement), this option shall be exercisable within the period of one year following the date of death or disability of the Participant, provided that this
                                                              -------- ----
option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e)  Discharge for Cause.  If the Participant, prior to the Final Exercise
          -------------------
Date, is discharged by the Company for "Cause" (as defined in the Employment Agreement), the right to exercise this option shall terminate immediately upon the effective date of such discharge.

4.   Repurchase Rights.
     -----------------

     (a)  Repurchase.  Upon any termination of employment or service of the
          ----------
Participant with the Company, the Company shall have the right to purchase, for cash, Shares issued upon exercise of this option, upon the following terms:

          (i)  Termination for Any Reason Other Than Cause.  If the termination
               -------------------------------------------
               of employment or service of the Participant is for any reason other than Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the Fair Value (as defined below) thereof at the time of termination.

          (ii) Termination for Cause.  If the termination of employment or
               ---------------------
               service of the Participant is for Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the lesser of (x) Fair Value and
               (y) the amount paid by the Participant for such Shares.

     (b)  Termination.  The repurchase rights of the Company set forth in
          -----------
Section 4(a) shall terminate upon the earliest of (i) the registration of any class of equity securities of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the closing of the initial public offering of equity securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or (iii) the closing of an Acquisition Event.

     (c)  Exercise.  The Company must exercise its repurchase rights under this
          --------
Section 4, by written notice to the Participant, within 90 days after the termination of this option. The closing of any purchase pursuant to this Section 4 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holder of the Shares to be sold shall deliver to the Company an instrument representing such Shares, duly endorsed for transfer, and the Company shall pay the purchase price therefor, by check or wire transfer.

     (d)  Fair Value.  As used in this agreement, the term "Fair Value" shall
          ----------
mean the fair value of the Shares as of the applicable date as determined in good faith by the Board of Directors of the Company, which determination shall be conclusive; provided, however, that, solely for purposes of this Section 4,
               --------  -------
in the event of a repurchase by the Company of an aggregate of 100,000 or more Shares purchased upon the exercise of the Participant's options (as adjusted for stock splits, stock dividends and similar events), the determination of Fair Value shall be subject to mutual agreement of the Company and the Participant. Absent such an agreement, Fair Value shall be determined by calculating the average of the sum of the determinations of Fair Value made by two independent investment banking firms, one of which shall be retained by the Company and one of which shall be retained by the Participant. However, if the determinations of Fair Value of such two firms differ from one another by more than 15%, the Company and the Participant shall mutually select a third independent investment banking firm to make a final determination of Fair Value with respect to the Shares then being repurchased by the Company.

     (e)  Legend.  The Company may require that each certificate representing
          ------
Shares of Common Stock subject to the repurchase rights set forth in this
Section 4 shall bear a legend referencing such repurchase rights.

5.   Agreement in Connection with Public Offering.
     --------------------------------------------

     The Participant agrees, in connection with an initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. Any such withholding tax requirements may be satisfied by (i) making a payment in cash or by personal check, certified check, bank draft or money order payable to the order of the Company, (ii) delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, (iii) delivery of whole shares of Common Stock of the Company (which the Participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the Participant has good title, free and clear of all liens and encumbrances) having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation or (iv) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of shares of Common Stock having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv), and that in event the Participant is subject to
Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Shares of Common Stock may be delivered or withheld having an aggregate Fair Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

7.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.   Disqualifying Disposition.
     -------------------------

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10.  Termination of Management Retention Agreements.
     ----------------------------------------------

     This agreement supersedes in its entirety any Management Retention Agreement between the Participant and the Company, and, upon the effectiveness of this agreement, any such Management Retention Agreement shall be of no further force and effect.

                         [signature on following page]

  IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                       MODUS MEDIA INTERNATIONAL
                                       HOLDINGS, INC.



Dated: April __, 1998                  By: _____________________________

                                            Name: ______________________
                                            Title: _____________________

                           PARTICIPANT'S ACCEPTANCE

  The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1997 Stock Incentive Plan.

                                                PARTICIPANT:



                                                _____________________________

                                                Address: ____________________

                                                         ____________________

                        NOTICE OF STOCK OPTION EXERCISE

                               Date: ____________



Modus Media International Holdings, Inc.
2 Edgewater Drive
Norwood, MA 02062

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Modus Media International Holdings, Inc. (the "Company") 1997 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

   Name(s):                            _______________________

                                       _______________________

   Address:                            _______________________

   Tax I.D. #:                         _______________________

   I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,



_____________________________
(Signature)

                                                                    EXHIBIT 10.6


FORM OF LEAHY OPTION GRANT #3


                   MODUS MEDIA INTERNATIONAL HOLDINGS, INC.


                       Incentive Stock Option Agreement
                    Granted Under 1997 Stock Incentive Plan
                    ---------------------------------------

1.  Grant of Option.
    ---------------

    This agreement evidences the grant by Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), on April __, 1998 to Terence M. Leahy, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1997 Stock Incentive Plan, as amended (the "Plan"), a total of [__________________] shares of common stock, $.01 par value per share, of the Company ("Common
Stock") (the "Shares") at $[__________] per Share.   Unless earlier terminated,
this option shall expire on April __, 2008 (the "Final Exercise Date").

    It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.  Vesting Schedule.
    ----------------

    (a)  Vesting Upon Liquidity Condition.  This option will become exercisable
         --------------------------------
("vest") as to (i) _____ Shares, representing 25% of the original number of Shares, on the first anniversary of the date of the grant of this option (the "Grant Date"), (ii) _____ Shares, representing 25% of the original number of Shares, on the second anniversary of the Grant Date, (iii) _____ Shares, representing 20% of the original number of Shares, on the third anniversary of the Grant Date, (iv) _____ Shares, representing 20% of the original number of Shares, on the fourth anniversary of the Grant Date and (v) _____ Shares, representing 10% of the original number of Shares, on the fifth anniversary of the Grant Date; provided, however, that this option may be exercised as to
                --------  -------
shares that are vested under this Section 2(a) only if the Liquidity Condition
                                               ---- --
is met prior to such exercise. The "Liquidity Condition" shall be deemed to have been met (x) at such time on or after an "Acquisition Event" (as defined in the Plan) that the holders of shares of, or options for, the Company's Common Stock and Non-Voting Common Stock, $.01 par value per share ("Non-Voting Common Stock"), immediately prior to the Acquisition Event receive Liquid Consideration (as defined below) totalling at least $200,000,000 in exchange for their shares of, or options for, the Company's Common Stock and Non-Voting Common Stock or as a result of the sale of the shares of capital stock received by such holders in such Acquisition Event or (y) at such time after the closing of the initial underwritten public offering of the Company that the value of the outstanding shares of, or options for, the Company's Common Stock held by holders prior to the closing is at least $200,000,000. For this purpose, any options for the Company's Common Stock and Non-Voting Common Stock, and any options issued in substitution for such options pursuant to an Acquisition Event, shall be valued net of the applicable option exercise price. "Liquid Consideration" shall mean cash or shares of capital stock registered under the Securities Act of 1933, as amended (the "Securities Act"), or eligible for resale pursuant to Rule 144 under the Securities Act.

    (b)  Right of Exercise Cumulative.  The right of exercise pursuant to
         ----------------------------
Section 2(a) above shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

    (c)  Other Vesting.  Notwithstanding Section 2(a) above, this option will
         -------------
become vested and exercisable as to 100% of the original number of Shares upon the earlier of (i) December 31, 2004, provided that the Participant is employed by the Company on such date, and (ii) the termination of the Participant's employment following an Acquisition Event for any reason other than by the Company for Cause (as defined in the Participant's Employment Agreement with the Company dated as of January 1, 1998 (the "Employment Agreement")) or by the Participant without Good Reason (as defined in the Employment Agreement).

    (d)  Expiration.  This option shall expire upon, and will not be exercisable
         ----------
after, the Final Exercise Date.

3.  Exercise of Option.
    ------------------

    (a)  Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement and payment in full for the Shares purchased upon such exercise. Common Stock purchased upon the exercise of this option shall be paid for as follows: (i) in cash or by check, payable to the order of the Company; (ii) by delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; (iii) by delivery of shares of Common Stock owned by the Participant valued at their Fair Value (as defined below), which Common Stock was owned by the Participant at least six months prior to such delivery; (iv) if permitted by the Board, by delivery of a promissory note of the Participant to the Company on terms determined by the Board (and payment to the Company by the Participant of cash in an amount equal to the par value of the Shares purchased); or (v) any combination of the above permitted forms of payment. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional Share or for fewer than ten whole Shares.

    (b)  Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

    (c)  Termination of Relationship with the Company.  If the Participant
         --------------------------------------------
ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that
       -------- ----
the Participant was entitled to exercise this option on the date of such cessation.

    (d)  Exercise Period Upon Death or Disability.  If the Participant dies or
         ----------------------------------------
becomes "disabled" (as defined in the Employment Agreement) prior to the Final Exercise Date while he is an Eligible Participant and the Company has not terminated such relationship for "Cause" (as defined in the Employment Agreement), this option shall be exercisable within the period of one year following the date of death or disability of the Participant, provided that
                                                              -------- ----
this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

    (e)  Discharge for Cause.  If the Participant, prior to the Final Exercise
         -------------------
Date, is discharged by the Company for "Cause" (as defined in the Employment Agreement), the right to exercise this option shall terminate immediately upon the effective date of such discharge.

4.  Repurchase Rights.
    -----------------

    (a)  Repurchase.  Upon any termination of employment or service of the
         ----------
Participant with the Company, the Company shall have the right to purchase, for cash, Shares issued upon exercise of this option, upon the following terms:

         (i)   Termination for Any Reason Other Than Cause.  If the termination
               -------------------------------------------
               of employment or service of the Participant is for any reason other than Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the Fair Value (as defined below) thereof at the time of termination.

          (ii) Termination for Cause.  If the termination of employment or
               ---------------------
               service of the Participant is for Cause (as defined in the Employment Agreement), the Company shall have the right to purchase all or any portion of the Shares issued upon exercise of this option at a price equal to the lesser of (x) Fair Value and
               (y) the amount paid by the Participant for such Shares.

    (b)  Termination.  The repurchase rights of the Company set forth in Section
         -----------
4(a) shall terminate upon the earliest of (i) the registration of any class of equity securities of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the closing of the initial public offering of equity securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or (iii) the closing of an Acquisition Event.

    (c)  Exercise.  The Company must exercise its repurchase rights under this
         --------
Section 4, by written notice to the Participant, within 90 days after the termination of this option. The closing of any purchase pursuant to this Section 4 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holder of the Shares to be sold shall deliver to the Company an instrument representing such Shares, duly endorsed for transfer, and the Company shall pay the purchase price therefor, by check or wire transfer.

    (d)  Fair Value.  As used in this agreement, the term "Fair Value" shall
         ----------
mean the fair value of the Shares as of the applicable date as determined in good faith by the Board of Directors of the Company, which determination shall be conclusive; provided, however, that, solely for purposes of this Section 4,
               --------  -------
in the event of a repurchase by the Company of an aggregate of 100,000 or more Shares purchased upon the exercise of the Participant's options (as adjusted for stock splits, stock dividends and similar events), the determination of Fair Value shall be subject to mutual agreement of the Company and the Participant. Absent such an agreement, Fair Value shall be determined by calculating the average of the sum of the determinations of Fair Value made by two independent investment banking firms, one of which shall be retained by the Company and one of which shall be retained by the Participant. However, if the determinations of Fair Value of such two firms differ from one another by more than 15%, the Company and the Participant shall mutually select a third independent investment banking firm to make a final determination of Fair Value with respect to the Shares then being repurchased by the Company.

    (e)  Legend.  The Company may require that each certificate representing
         ------
Shares of Common Stock subject to the repurchase rights set forth in this
Section 4 shall bear a legend referencing such repurchase rights.

5.  Agreement in Connection with Public Offering.
    --------------------------------------------

    The Participant agrees, in connection with an initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.  Withholding.
    -----------

    No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. Any such withholding tax requirements may be satisfied by (i) making a payment in cash or by personal check, certified check, bank draft or money order payable to the order of the Company, (ii) delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, (iii) delivery of whole shares of Common Stock of the Company (which the Participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the Participant has good title, free and clear of all liens and encumbrances) having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation or (iv) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of shares of Common Stock having a Fair Value, determined as of the date on which such withholding obligation must be satisfied, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv), and that in event the Participant is subject to
Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Shares of Common Stock may be delivered or withheld having an aggregate Fair Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

7.  Nontransferability of Option.
    ----------------------------

    This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.  Disqualifying Disposition.
    -------------------------

    If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.  Provisions of the Plan.
    ----------------------

    This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10. Termination of Management Retention Agreements.
    ----------------------------------------------

    This agreement supersedes in its entirety any Management Retention Agreement between the Participant and the Company, and, upon the effectiveness of this agreement, any such Management Retention Agreement shall be of no further force and effect.

                         [signature on following page]

    IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                              MODUS MEDIA INTERNATIONAL
                                              HOLDINGS, INC.



Dated: April __, 1998                         By:__________________________

                                                 Name:_____________________
                                                 Title:____________________

                            PARTICIPANT'S ACCEPTANCE

    The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1997 Stock Incentive Plan.

                                       PARTICIPANT:




                                       __________________________________
                                       Address:__________________________
                                               __________________________

                        NOTICE OF STOCK OPTION EXERCISE

                              Date: ____________



Modus Media International Holdings, Inc.
2 Edgewater Drive
Norwood, MA 02062

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Modus Media International Holdings, Inc. (the "Company") 1997 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

    Name(s):             _______________________

                         _______________________

    Address:             _______________________

    Tax I.D. #:          _______________________

    I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,



_____________________________
(Signature)